                                                                     Exhibit 10d



                                LEASE AGREEMENT
                                ---------------

THIS LEASE AGREEMENT is made and entered into this 30 day of Oct, 199 by and between the Lessor and Lessee hereinafter named, executed in Eastlake, Ohio 44095.


                        DEFINITIONS AND BASIC PROVISIONS
                        --------------------------------

The following definitions and basic provisions shall be construed in conjunction with and limited by the references thereto in other provisions of this lease:

A. "Lessor": Shoreway Circle, Inc.
B. "Lessee": Great Lakes Bank
C. "Demised Premises": Approximately 3,200 square feet at the Shoreway Circle Shopping Center located at 34580 Lakeshore Blvd., Eastlake, Ohio 44095.
D. "Lease Term": A period of sixty (60) months commencing on or about Nov. 1, 1998 (or when Great Lakes receives the necessary federal and state approvals), and ending on 10/31/04
E. "Basic Monthly Rental": A fixed monthly sum, payable in advance on or before the first of each month to the Lessor during the Lease Term in accordance with the five year schedule of such rents set forth in Paragraph 36 of this Lease.
F. "Permitted Use": Lessee shall use the premises solely as a Bank/Financial Institution and for no other purpose, unless approved in writing by Lessor.
G. "Lease": This written Lease agreement, together with any and all addenda, rules and regulations of the Shoreway Circle Shopping Center, and written modifications which may from time to time be agreed upon by Lessor and Lessee.


                                GRANTING CLAUSE
                                ---------------

In consideration of the obligation of Lessee to pay rent as herein provided and in consideration of the other terms, covenants and conditions hereof, Lessor hereby leases to Lessee, and Lessee hereby takes from Lessor, the Demised Premises to have and to hold the same for the Lease Term specified herein as FIVE years, all upon the terms and conditions set forth in this Lease.


                                      TERM
                                      ----

A. The Term of this Lease shall be for a period of SIXTY (60) months and shall commence on the first day of November, 1998 (or when Great Lakes receives the necessary federal and state approvals) and shall terminate and end on the 31st day of October, 2004. Delivery of possession of, and Lessee's right of entry to, the Demised Premises shall be effectuated for all purposes by and upon execution of this Lease (See Paragraph 37).

B. Lessor hereby covenants that Lessee, upon paying rent herein reserved, and performing all covenants and agreements herein contained on part of Lessee, shall and may peacefully and quietly have, hold, and enjoy the Demised Premises.


                                 1. MAINTENANCE
                                 --------------

This lease is conditioned upon faithful performance by the Lessee of the following agreements, covenants, rules and regulations, herein set out and agreed to by Lessee.

A. Lessee shall remove all snow and ice from sidewalks contiguous to the leased premises, and shall maintain the same unobstructed.
B. Lessee agrees not to place or cause to be placed any other sign or signs of any kind other than the electrical sign already existing, on the exterior of the premises, without further written approval of Lessor, which shall not be unreasonably withheld.
C. Lessee shall not permit the accumulation of garbage in and around the lease premises, and, in the event Lessee fails to remove any accumulation of garbage within three days after notice to remove the same, Lessor shall have the right to remove the same, in which event the cost thereof shall be paid by Lessee as additional rent for the following month.
D. Lessee shall carry plateglass insurance or self-insure for plate glass for Lessee's entire store.
E. Lessee will not place or suffer to be placed or maintained on any exterior door, wall or window of the Demised Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Demised Premises without first obtaining Lessor's prior written approval and consent in each instance, which approval shall not be unreasonably withheld. Lessee further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved, in good condition at all times.
F. Lessee hereby agrees that he/she/it has inspected the interior and exterior of the Demised Premises prior to execution of this Lease, and hereby agrees to rent the space "as is" and will make any and all alterations at its own expense and with prior approval of Lessor. Lessor's consent to requested alterations shall not be unreasonably withheld or delayed.
G. Lessee hereby agrees to repair, maintain, and pay for the canopy lights outside the Demised Premises and to keep same illuminated during dark hours (night) to illuminate the Demised Premises for safety reasons.
H. Lessee is responsible for replacement of any ceiling tiles and/ or light fixtures that may from time to time need replacement due to roof leaks.


                                  2. PAYMENTS
                                  -----------

A. Lessee agrees to pay all rents and sums provided to be paid by Lessee hereunder at the times and in the manner herein provided.
B. Lessee shall pay to Lessor as the Basic Monthly Rent for the term of this Lease agreement, the sums provided below in the schedule of rents (See
Paragraph 36), to be paid monthly without deduction, set-off, prior notice or demand, (subject to adjustments as provided elsewhere in this Lease Agreement) in advance of the first day of each calendar month during the term of this Lease Agreement.
C. Lessee shall pay all charges for all utilities including, without limitation, electricity, gas, water and sewage, used or consumed in or chargeable to the Demised Premises, directly to the utility company in the case of the electricity and gas, and to the Lessor in the case of water and sewage. Lessee is responsible for the repair and maintenance of the heat, ventilation and air conditioning systems on the Demised Premises at its expense. In no event shall the Lessor be liable for any interruption in or failure of the supply of such utilities to the Demised Premises, unless due to Lessor's negligence, nor shall any interruption therein or failure thereof entitle Lessee to any rent abatement.
D. In the event payment of any and all amounts required to be paid pursuant to this Lease are not made within five (5) business days, a service fee of five percent (5%) per month of said amounts will be added and owing as additional rent, which amount will be due immediately.
E. In addition to the Basic Monthly Rent, Lessee agrees to pay as additional rent, utilities, taxes, or other increases and the amount of the rental adjustments and other charges as required by this Lease Agreement, which are by reference incorporated herein and as set out in Paragraph 36.
F. Lessee is authorized to pay the rent provided in this Lease and other sums accruing during the Term of the Lease by hand delivering it directly to the center manager (agent for Lessor) for the Demised Premises, or in the following manner (none if blank): by U.S. mail. Lessor shall be under no obligation to accept or recognize tender of rental payments made in any fashion other than when made in the manner specified herein.
G. Lessee shall initiate, contract for, and obtain, in its name, all utility services required on the Demised Premises, including gas, electricity, telephone, water/ sewer connection and services, garbage disposal and Lessee shall pay all charges, fees, and deposits for those services as they become due. Lessor may elect to declare a forfeiture or termination of this Lease if Lessee fails or refuses to pay the charges for utility services as assessed or incurred. On the failure of Lessee to promptly make such payments after notice to do so by Lessor, Lessor may make payment on behalf of Lessee and such payment shall be additional rents due hereunder, payable on or before the first day of the month first following the date notified of such payment by Lessor.
H. In the event Lessee fails to remove any accumulation of garbage within three days after notice to remove same, Lessor shall have the right to remove the same, in which event the cost thereof shall be payable on or before the first day of the month first following the date notified of such payment by Lessor.
I. In the event that Lessee chooses to perform any of the obligations hereunder expressly made an obligation of Lessor and which is performed by Lessee for the benefit of Lessor, Lessor may elect to either credit against Lessee's monthly rent in an amount equal to the value of such performance, or pay to Lessee such amount, as evidenced by due bills, invoices, canceled checks, or other similar forms of proof that such obligation or work has been performed. However, no credit or payment shall be made for Lessee's performance under this provision unless (1) Lessee obtains Lessor's prior written consent for such performance, or (2) Lessor in writing agrees to the amount of the credit requested before any work is completed by Lessee. Under no circumstances, however, shall any person, employee, or agent of Lessor, with the exception of Leonard Slodov, President of Shoreway Circle Inc., have any authority to consent to such performance, nor to agree to the amount of credit requested.


                              3. SECURITY DEPOSIT
                              -------------------

By signing this lease, Lessor acknowledges the receipt of $2,200 dollars from the Lessee to be held in an account at Great lakes Bank as a security deposit for the full and faithful performance of this Lease. If Lessee fails to pay rent or other charges due under this Lease, Lessor may use, apply and retain all or any part of the security deposit to cure the default without first notifying the Lessee. If the security deposit is so used or applied, Lessee shall upon demand replenish the security deposit to its original amount. Lessee's failure to do so shall be a material breach of this Lease. Lessor may maintain the security deposit separate and apart from Lessor's funds or may co-mingle the security deposit with other security deposits or other funds received from other tenants. If Lessee shall fully and faithfully perform all of its obligations under this Lease, the security deposit shall be returned to Lessee once Lessee has vacated the space and all amounts owed to Lessor have been paid in full.


                     4. EXTENSION OF LEASE TERM AND RENEWAL
                     --------------------------------------

A. If, at the expiration of the term of this Lease, Lessee shall have fully performed all of its obligations under this Lease, Lessee shall have the option to renew this Lease agreement without having to execute a new Lease agreement. Lessee may seek to renew its tenancy for an equal or greater number of years as provided herein. The option for such renewal shall be exercised by Lessee by giving written notice by certified mail to Lessor at least three months prior to the expiration of the then current term. Lessor does not hereby extend to Lessee an option to perpetually renew the Lease term herein. Lessee may only exercise one renewal hereunder for a term of FIVE years. The Basic Monthly Rent during the option period will be as set out in Paragraph 36 or in the case that the schedule is not agreed to in advance, must be agreed to by both parties at the time Lessee seeks in writing to renew this Lease.
B. At the option of the parties, a renewal of Lease may be used in lieu of executing a new Lease, which incorporates all provisions of this Lease with any exceptions, changes, or modifications noted therein.
C. In the event of a renewal of the Lease term, the security deposit held by Lessor for the term of the Lease, shall be held during such renewal for the same purposes, pursuant to the same terms, and in the same manner as set forth herein. If it is the case that the security deposit given by Lessee under this lease, is not equal in amount to the basic monthly rent under the terms of the lease renewal, Lessee shall supplement the security deposit by an amount equal to the difference between the first month's basic monthly rent under the lease renewal term and the first month's basic monthly rent under this lease term.


                          5. ASSIGNMENT OR SUBLETTING
                          ---------------------------

Lessee will not mortgage, assign or otherwise encumber this Lease, or allow same to be assigned by operation of law or otherwise, or sublet the Demised Premises or any part thereof, or use or permit same to be used for any other purpose than stated in the use clause hereof without the written consent of Lessor, which consent shall not be reasonably withheld.


                         6. TRANSFER OF LESSOR'S RIGHTS
                         ------------------------------

Lessor shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations hereunder and in the building and property referred to herein. Such transfers or assignments, howsoever made, are to be in all things respected and recognized by Lessee.


                            7. ASSIGNMENT BY LESSOR
                            -----------------------

This Lease shall inure to the benefit of the Lessor and its successors and assigns; and, with the written consent of Lessor first had and obtained not otherwise, except as permitted in paragraph 5, to the benefit of heirs, executors and/or administrators, successors and assigns of Lessee.

                             8. OCCUPANCY PERMIT(S)
                             ----------------------

Lessee is solely responsible for obtaining the occupancy permit(s) necessary to open its business.


                    9. INDEMNITY, LIABILITY AND LOSS DAMAGE
                    ---------------------------------------

By accepting the keys, Lessee accepts the Demised Premises as is and suitable for the purpose for which the same are lease and accepts the building and each and every appurtenance thereof, and Lessee by said act waives any and all defects therein.
Lessor and Lessee shall not be liable to each others' agents, employees, or guests, invitees or to any person claiming by, through or under Lessee or Lessor for any injury to person, loss or damage to property, or for loss or damage to the other party's business, occasioned by or through the acts or omissions of the other party or any other person, or by any other cause whatsoever except Lessor or Lessee's negligence or willful misconduct. To the extent Lessor or Lessee are not prevented by law from contracting against such liability, each party shall indemnify the other party and save it harmless from all suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from or out of any occurrence in, upon, at or from the Demised Premises, related to the occupancy or use by Lessee or Lessor of the Demised Premises or any part thereof.


               10. LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE
               --------------------------------------------------

Lessee will not occupy or use, nor permit any portion of the Demised Premises to be occupied or used for any other purpose than that specified in Paragraph "F" of the Definitions and not for any business or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner, or extra hazardous, nor permit anything to be done which will in any way increase the rate of insurance on the building or contents, and in the event that by reason of any acts of Lessee or its conduct of business, there shall be any increase in the rate of insurance on the building or contents, then Lessee hereby agrees to pay such increase.


                                 11. INSURANCE
                                 -------------

During the Lease Term and any extension thereof, Lessee shall, at its own cost and expense, maintain and provide comprehensive general liability insurance coverage for the benefit and protection of Lessor and Lessee, naming both as named insureds in an amount not less than $500,000 to more than one person arising out of any one accident or occurrence and for damages to property in an amount not less than $100,000 extended to include personal injury. All insurance provided hereunder shall be secured from responsible companies acceptable to the Lessor and qualified to do business in the state where the Demised Premises are located and in good standing therein. All such insurance policies shall be maintained by Lessee in full force and effect during the entire term of this lease. Certificates indicating such policies are in force and providing for thirty (30) days notice to Lessor prior to cancellation shall be provided to Lessor upon Lessor's written request. Notwithstanding the foregoing at the option and subject to Lessor's reasonable approval, Lessee may, self insure some or all of the risk with acceptable documentation to Lessor.


                                12. SUBROGATION
                                ---------------

Lessor and Lessee hereby severally waive, release and relinquish any right or subrogation that either may have hereafter against the other by reason of any loss or damage to any property, real, personal, or mixed, where such loss is caused by fire or other hazard against which both have insurance under one or more policies or fire and extended coverage, irrespective of the negligence of either party which might have caused or contributed to said fire or other insured peril resulting in such loss at or in the Demised Premises provided, nevertheless, that such subrogation shall not prejudice the respective insurance coverages of Lessor and Lessee hereto.


                                13. FIRE DAMAGE
                                ---------------

A. If the Demised Premises or the building in which the Demised Premises are located shall be damaged by any cause or means whatsoever not caused or contributed to by the negligence or fault of Lessee, its employees, servants, agents or visitors, and if said damage can be repaired within a period of sixty
(60) working days by using standard working methods and procedures, Lessor shall within a reasonable time after the occurrence of said damage enter and make repairs, and this lease shall continue in full force and effect with the Basic Monthly Rental abated during the time of the repair or reconstruction.
B. However, if said damage cannot be repaired within a period of sixty (60) working days by using standard working methods and procedures, the Lessor and Lessee shall have the option of either terminating this lease as of the date of such occurrence and Lessee shall pay rent hereunder to such date and immediately surrender the Demised Premises to Lessor or of keeping this lease in full force and restoring the Demised Premises to substantially the same condition as existed prior to the date of such occurrence.
If Lessor and Lessee so elect to continue the lease and restore the Demised Premises, Lessor shall within a reasonable time after the date of the notice of said election enter and make repairs, and this lease shall not be affected, except that rents hereunder shall be reduced or abated while such repairs are being made for the period of time and in the proportion that the Demised Premises are untenantable.
C. If, however, such damage is contributed to or results from the fault of the Lessee, Lessee's employees, servants, agents, or visitors, such damage shall be repaired by and at the expense of Lessee under the control, direction and supervision of Lessor, and the rent shall continue without abatement or reduction regardless of length of time of repair.
D. The completion of the repairs of all such damages is subject to reasonable delays resulting from survey of such damage, obtaining plans and letting contracts for repair, adjustment for insurance loss, strikes, labor difficulties unavailability or material, or other causes beyond the control of the party obligated to make such repair.


                    14. ALTERATIONS, ADDITIONS, IMPROVEMENTS
                    ----------------------------------------

Lessee will not make or allow to be made an alteration or additions in, or to, the Demised Premises without the written consent of Lessor before performance, such consent will not be unreasonably withheld or delayed. Such alteration, physical additions or improvements as well as those improvements made at the Lessee's expense or under any agreement with the Lessee whereby the Lessee is given an allowance or rent reduction in exchange for Lessor's agreement to install, or allow to be installed, lease improvements, such as, by way of example, but not in limitation; wall coverings floor coverings or carpet, paneling, doors and hardware, any and all such improvements shall become the property of the Lessor and shall in no event be removed by the Lessee. Lessee agrees to leave the Demised Premises in good condition once the Lease Term is completed normal wear and tear excluded. This clause shall not apply to movable non-attached fixtures or furniture of the Lessee. If any mechanic's lien is filed against the Demised Premises or the real estate of which the Demised Premises forms a part, which lien concerns the Lessee and/or the Demised Premises, Lessee shall cause same to be discharged within ten (10) days after the lien is filed, by Lessee paying or bonding over said lien.


                            15. REPAIRS AND REENTRY
                            -----------------------

Lessee will, at Lessee's own cost and expense, keep the Demised Premises in sound condition and good repair, and shall repair or replace any damage or injury done to the Demised Premises or any part thereof by Lessee or Lessee's agents, employees and invitees, and if Lessee fails to make such repair or replacement promptly, or within fifteen (15) days of occurrence, Lessor may at its option make such repair or replacement, and Lessee shall repay the cost thereof to Lessor on demand. Lessee is responsible for all maintenance, repair, or damage of all heat ventilation or air conditioning ("HVAC") systems on the Demised Premises at its own expense. Lessee is responsible for all maintenance and repair of all submeters installed for electric and water utilities. Lessee will not commit or allow any waste or damage to be committed on any portion of the Demised Premises, and shall at termination of this lease by lapse of time or otherwise, deliver up said Demised Premises to Lessor in as good condition as at the date of possession, ordinary wear and tear excepted, and upon termination of lease Lessor shall have the right to reenter and resume possession of the Demised Premises. Lessee is responsible for the replacement of HVAC if necessary and to keep the roof in good condition.


                               16. SUBORDINATION
                               -----------------

Lessee hereby subordinates this lease and all rights of Lessee hereunder to any mortgage or mortgages, or vendor's lien, or similar instruments which now are or which may from time to time be placed upon the Demised Premises; and such mortgage or mortgages or liens or other instruments shall be superior and prior to this lease. Lessee further covenants and agrees that if mortgagee or other lienholder acquires the Demised Premises as a purchaser at any such foreclosure sale (any such mortgagee or other lienholder or purchaser at a foreclosure sale being each hereinafter referred to as the "Purchaser at Foreclosure"), Lessee shall thereafter remain bound by novation or otherwise to the same effect as if a new and identical lease between the Purchaser at Foreclosure, as Lessor, and Lessee, as tenant, had been entered into for the remainder of the Lease Term in effect at the institution of the foreclosure proceedings. Lessee agrees to execute any instrument or instruments which may be deemed necessary or desirable further to effect the subordination of this lease to each such mortgage lien or instrument or to confirm any election to continue the lease in effect in the event of foreclosure, as above provided.


                                17. ABANDONMENT
                                ---------------

If the Demised Premises be abandoned or vacated for more than fifteen (15) days by Lessee WITHOUT LESSEE MAKING TIMELY RENTAL PAYMENTS AS CALLED FOR BY THIS LEASE, Lessor shall have the right, but not the obligation to: (a) relet the Demised Premises for the remainder of the period covered hereby; and if the rent is not received through such reletting at lease equal to the rent provided hereunder, Lessee shall pay and satisfy any deficiencies between the amount of rent called for and that received through reletting and the expenses incurred in obtaining a new occupant, limited to advertising, and/or leasing agent's commission, and/or (b) provide for the storage of any personal property remaining in the Demised Premises without liability of any kind or nature for the cost of storage or the return of the personal property to Lessee or take title to the abandoned personal property which title shall pass to Lessor under this lease as a Bill of Sale without additional payments or credit from Lessor to Lessee. Notwithstanding the foregoing, during the last Ninety (90) days of the Lease Term, if Lessee removes a substantial portion of Lessee's personal property or Lessee has been in physical absence for fifteen (15) days WITHOUT HAVING MADE RENTAL PAYMENTS, it shall constitute a vacation and Lessor may enter the Demised Premises for purposes of renovating, altering and decorating the Demised Premises for occupancy at the end of the Lease Term by a new tenant without in any way affecting Lessee's obligation to pay rent and comply with all other terms and conditions of this Lease. Nothing herein shall be construed as in any way denying Lessor the right, in case of abandonment vacation of the Demised Premises or other breach of the Lease by Lessee, to treat the same as an entire breach, and, at Lessor's option, immediately sue for the entire breach of this Lease and any and all damages occasioned Lessor thereby.


                                18. HOLDING OVER
                                ----------------

In case of holding over by Lessee after expiration or termination of this Lease, Lessee will pay an amount equal to the previous month's Basic Monthly Rent plus an additional 25% (for example- if the Basic Monthly Rent was $1,000 per month, the holding over Basic Monthly Rent will be $1,250) in advance as rent for the Demised Premises for the entire holdover period. No holding over by Lessee after the termination of the Lease Term, without consent or acquiescence of the Lessor, shall operate to extend this Lease for a longer period than one month and holding over with consent of Lessor in writing shall thereafter constitute a lease from month to month.


                                  19. DEFAULT
                                  -----------

In the event: (a) Lessee fails to comply with any term, provision, condition, or covenant of this lease or any of the rules and regulations now or hereafter established for the government of the building within thirty (30) days after written notice from Lessor of such default; (b) Lessee deserts or vacates the Demised Premises; (c) any petition is filed by or against Lessee under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the Untied States or of any state thereof; (d) Lessee becomes insolvent or makes a transfer in fraud of creditors; (e) Lessee makes an assignment for benefit of creditors; (f) a receiver is appointed for Lessee or any of the assets of Lessee; (g) Lessee fails to obtain an occupancy permit(s) for use of the Demises Premises from the City, County or state government required for occupation of the demised Premises, or (h) uses the Demised Premises for any other purpose than that which is defined herein as a permitted use, then in any of such events, Lessor shall have the option to do any one or more of the following with proper notice provided to Lessee, in addition to and not in limitation of any other remedy permitted by law or by this Lease
1. Terminate this Lease, in which event Lessee shall immediately surrender the Demised Premises to Lessor, but if Lessee shall fail to do so, Lessor may, without notice and without prejudice to any other remedy Lessor may have for possession, or for arrearages in rent, enter upon and take possession of the Demised Premises and expel or remove Lessee and its effects without being liable to prosecution or any claim for damages therefore; and Lessee agrees to indemnify Lessor for all loss, damage, and expense including reasonable attorney's fees which Lessor may suffer by reason of such determination.
2. Declare the entire amount of the rent which would have become due and payable during the remainder of the Lease Term to be due and payable immediately, in which event, Lessee agrees to pay the same at once, together with all rents therefore due, to Lessor at the address specified herein or hereunder. Lessor will refund the rent it collects from a subsequent tenant that it may obtain during the remainder of the defaulted Lease term.
3. Enter upon and take possession of the Demised Premises as the agent of Lessee without being liable to prosecution or any claim for damages therefore; and Lessor may relet the Demised Premises as the agent of the Lessee and receive the rent therefore; and in such event Lessee agrees to pay Lessor the expenses incurred in obtaining a new occupant, limited to advertising, and/or leasing agent's commission, and any deficiency that may arise by reason of such reletting, on demand at the address of Lessor specified herein or hereunder.
Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the remedies herein provided or any other remedies provided by law or in equity.


                              20. ATTORNEY'S FEES
                              -------------------

In the event of a default, abandonment, or breach of this Lease by either Lessor or Lessee, which results in litigation between the Lessor and Lessee, Lessee and Lessor agree that the party responsible for the breach shall be liable for all costs and expenses of the litigation, including reasonable attorney's fees.


                                  21. REMEDIES
                                  ------------

No act or thing done by Lessor or its agents during the term hereof shall be deemed an acceptance of a surrender of the Demised Premises shall be valid unless made in writing and signed by Lessor. The mention in this Lease of any particular remedy shall not preclude Lessor from any other remedy Lessor may have, either in law or in equity, now shall the waiver of or redress for, any violation of any covenant or condition in this Lease contained or any of the rules and regulations attached hereto, or hereafter adopted by Lessor, prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Lessor of rent with knowledge of the breech of any covenant in this Lease contained shall not be deemed a waiver of such breach. The failure of Lessor to enforce any of the rules and regulations attached hereto, or hereafter adopted, against Lessee and/or any other tenant in the shopping center shall not be deemed a waiver. Waiver of said rules or regulations by Lessor shall be in writing and signed by Lessor.

                                   22. WAIVER
                                   ----------

Failure of Lessor to declare any default immediately upon occurrence thereof, or delay in taking any action in correction therewith, shall not waive such default, but Lessor shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.


                      23. ENTRY FOR REPAIR AND INSPECTION
                      -----------------------------------

Lessee will permit Lessor or respective officers, agents, and representatives to enter into and upon all parts of the Demised Premises, at all reasonable hours, subject to Lessee's security, to inspect same or lean or make repairs or alterations or additions as Lessor may deem necessary and Lessee shall not be entitled to any abatement or reduction of rent by reason thereof. In an emergency, Lessor may enter at any time without notice.


                                  24. NUISANCE
                                  ------------

Lessee will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, interfere with, annoy, or disturb other tenants or Lessor in the management of the shopping center.


                        25. CONDEMNATION AND FORCE MAJURE
                        ---------------------------------

A. If the Demised Premises shall be taken or condemned, in whole or in part, for any public purpose, the Lease Term shall, upon such taking, forthwith cease and terminate. Lessor shall receive such award from such taking and Lessee shall have no claims thereto. Lessee may file a separate claim to appropriate governing authority, so long as Lessee's award does not diminish any award received by Lessor.

B. Lessor shall not be liable or responsible for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or other matter beyond the control of Lessor or for any damage or inconvenience which may arise through repair or alteration of any part of the building or caused solely by Lessor's negligence.


                                26. SEVERABILITY
                                ----------------

If any clause or provision of this lease is illegal, invalid, or unenforceable under present or future laws it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby. The caption of each paragraph hereof is added as a matter of convenience only and shall be considered to be of no effect in the construction of any provision or provisions of this lease.


                            27. LAWS AND REGULATIONS
                            ------------------------

Lessee will maintain the Demised Premises in a clean and healthful condition and comply with all laws, ordinances, orders, rules, and regulations (state, federal, municipal, and other agencies or bodies having any jurisdiction thereof) with reference to use, conditions, or occupancy of the Demised Premises.


                             28. RULES OF BUILDING
                             ---------------------

Lessee and Lessee's agent, employees, and invitees, will comply fully with all requirements of rules of the shopping center which are attached as Exhibit A and made a part hereof as though fully set out herein. These rules may from time to time change and notice of such will be sent to Lessee.


                              29. ENTIRE AGREEMENT
                              --------------------

It is expressly agreed by Lessee, as a material consideration for the execution of this Lease, that there are, and were no verbal representations, understandings, stipulations, agreements or promises pertaining thereto not incorporated in writing herein, and it is likewise agreed that this Lease shall not be altered, waived, amended or extended otherwise than as provided herein, except same may be done in writing and signed by the parties to this Lease or their authorized agents.


                                  30. ADDENDA
                                  -----------

Any addenda to this Lease must be in written form and when signed or initialed by the contracting parties, shall be deemed a part of this Lease to the same full extent as if incorporated herein.


                               31. BINDING EFFECT
                               ------------------

The provisions of this Lease shall be binding upon and inure to the benefit of Lessor and Lessee, respectively, and to their respective heirs, personal representatives, successors and assigns, subject to the provisions of Paragraph 3 hereof.


                                  32. NOTICES
                                  -----------

Any notice required or permitted to be given hereunder by one party to the other shall be deemed to be given when personally delivered or mailed, postage prepaid, by Certified or Registered mail, addressed to the respective party to whom notice is intended to be given at the following address of such party. Notice pertaining to lease terms, e.g. options, renewals, etc., must be delivered via Certified or Registered mail.

If to Lessee:                       If to Lessor:

Mr. Richard Flenner, Jr.            Shoreway Circle, Inc.
Great Lakes Bank                    ATTN: Len Slodov, President
7001 Center Street                  560 N. 16th St. #2
Mentor, Ohio 4                      Phila., PA 19130


                                  33. BROKERS
                                  -----------

Lessee and Lessor represent and warrant to the other party that neither it nor its officers or agents nor anyone on its behalf has dealt with any real estate broker in the negotiation or making of this Lease, and both parties agree to indemnify and hold the other party harmless from the claim or claims of any broker or brokers claiming to have interested either party in the shopping center or the Demised Premises or claiming to have cause Lessee to enter into this Lease.

                            34. ESTOPPEL CERTIFICATE
                            ------------------------

The Lessee agrees that from time to time upon not less than ten (10) days prior request by Lessor, the Lessee, or Lessee's duly authorized representative having knowledge of the following facts, will deliver to Lessor a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease as modified is in full force and effect)l (b) the dates to which the rent and other charges have been paid; and
(c) that the Lessor is not in default under any provision of this Lease, or, if in default, the nature thereof in detail.


                     35. NON-COMPETITION/THEFT OF GOODWILL
                     -------------------------------------

Lessor hereby agrees not to allow another commercial bank, thrift, or stock brokerage firm(s) occupancy in Shoreway Circle Shopping Center at any time Great lakes Bank continues operations in the Demised Premises unless first obtaining written approval by Lessee which approval the Lessee in its sole discretion may withhold. In the event of default of the Lease or abandonment by Lessee without timely rental payments, Lessee hereby agrees that Lessee nor its agents, heirs, executors, successors or assigns will continue the same business or start a like business within a five mile radius of the Demised Premises.


                      36. ADJUSTMENT OF RENTAL-PERCENTAGE
                      -----------------------------------

The Basic Monthly Rent provided herein will be increased yearly based upon the following schedule:
Year 1:Rent $2,200 per month plus 9.4% of total real estate tax billed biannually (3,200 sq. ft. of 34,000)
Year 2:Rent $2,200 per month plus 9.4% of total real estate tax billed biannually (3,200 sq. ft. of 34,000)
Year 3:Rent $2,200 per month plus 9.4% of total real estate tax billed biannually (3,200 sq. ft. of 34,000)
Year 4:Rent $2,200 per month plus 9.4% of total real estate tax billed biannually (3,200 sq. ft. of 34,000)
Year 5:Rent $2,200 per month plus 9.4% of total real estate tax billed biannually (3,200 sq. ft. of 34,000)

Year 6-10: $2,200 plus the lessor of 115% ($2530) or the increase based upon the
           CPI for Cleveland All items from year 1 through 5 plus 9.4% of total real estate tax billed biannually (3,200 sq. ft. of 34,000).

NOTE-real estate tax bill total was $6,600 biannually in 1997.

In no event shall any provision of this Article result in any reduction in the Basic Monthly Rental.


                       37. POSSESSION OF DEMISED PREMISES
                       ----------------------------------

Delivery of possession of, and Lessee's right of entry to, the Demised Premises shall be effectuated for all purposes by and upon execution of this Lease. Lessee agrees that, if Lessor is unable to deliver possession of the Demised Premises to Lessee on the scheduled commencement of the Term of this Lease, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting from the failure to deliver possession, but in such event, Lessee shall not be liable for any rent until such time as Lessee has actual possession of the Demised Premises. For any partial month during the period between the beginning of the Term and the time when Lessor can deliver possession, the rent for such month will be pro rated, and the portion of the payment of the first month's rent during which Lessor cannot deliver possession of the Premises, as provided for herein, shall be credited to lessee's next month's rent due in full settlement of any and all damages by Lessee. In the event that the period between the commencement date and the delivery date is more than one month, the total duration of the Lease Term established in this Lease shall remain unchanged, and to this effect, the expiration date of the Lease Term shall be extended for a period of time equal to the delay.
If circumstances should arise and render Lessor unable to deliver possession of the demised Premises within four months of the commencement date of this Lease, all money deposited by Lessee with Lessor including advance rental payments and security deposits, shall be returned to Lessee as liquidated damages, Lessee shall be released from its obligation to pay rent, and this Lease shall be null and void; provided however, the parties may mutually agree to the execution of an addendum to this Lease which thereby establishes a new commencement date and termination date of this Lease. In the event such an addendum is executed by the parties, it shall be made with the same formalities and pursuant to the same terms of this Lease.

                   38. CHANGE OF ACCESS, PARKING AND SIGNAGE
                   -----------------------------------------

Lessor hereby agrees to notify Lessee of any and all changes to access, parking and Lessee's signage and to receive Lessee's written approval prior to any changes that may be desired by Lessor. Exhibit B is hereby attached and added to this Lease agreement as a representation of the existing access, parking and Lessee's signage.


                 39. INVENTORY OF FIXTURES INCLUDED IN PREMISES
                 ----------------------------------------------

Lessor hereby attaches to this Lease Exhibit C listing the existing fixtures inside the demised premises that were left by Bank One. To date, Bank One has not removed any of these fixtures and they will be included with the demised premises as is unless Bank One decides to remove items on this list prior to Lessee beginning its operations pursuant to this Lease commencement.

IN WITNESS WHEREOF this Lease is entered into by the parties hereto on the date and year first set forth above.

LESSEE:                                LESSOR:

Great Lakes Bank          10/30/98     /s/ Len Slodov           11/12/98
----------------------------------     SHOREWAY CIRCLE, INC.      DATE
                            DATE       By: Len Slodov, President
By /s/ Richard T. Flenner, Jr.
   -------------------------------
   President


Witnesses:                             Witnesses:

/s/ Christine Hartog                   /s/ Natalie Williams
----------------------------------     -------------------------------

/s/ Laura Ann Mericka                  /s/ Kimberly A. Conte
----------------------------------     -------------------------------

[NOTARIAL SEAL]                        NOTARIAL SEAL
LAURA ANN MERICKA, Notary Public,      KIMBERLY A. CONTE, Notary Public
State of Ohio                          Lower Merion Twp., Montgomery County
My Commission Expires June 22, 2002    My Commission Expires August 13, 2001
Recorded in Lake County

Sworn to by Richard T. Flenner Jr.,    Sworn to by Len Slodov,
President of Great Lakes Bank and      President, Shoreway Circle,
subscribed before me, a Notary         Inc., and subscribed before
Public, This 30th day of October,      me, a Notary Public, this
1998.                                  ____ day of __________, 199__.


/s/ Laura Ann Mericka                  /s/ Kimberly A. Conte
----------------------------------     -------------------------------
Notary Public                          Notary Public



EXHIBIT A- RULES AND REGULATIONS OF THE SHOREWAY CIRCLE SHOPPING CENTER
-----------------------------------------------------------------------

1. Lessee will not allow the Demised Premises to be used for auctions, fire sales, bankruptcy sales, going out of business sales, "Lost Our Lease" sales or any type of distress sale that detracts from the image and reputation of the Shopping Center.
2. Lessee will not display merchandise outside the Demised Premises or obstruct the sidewalk in any way.
3. Lessee will not burn trash near or on the Demised Premises.
4. Lessee will properly maintain all plumbing, sewer, heating, and cooling systems so as not to cause any damage or diminish value to the Shopping Center or other tenants.
5. Lessee will make every attempt to have its employees park to the far East side of the parking lot area (along the wooded lot) or in the rear to provide maximum parking near the stores for shoppers.
6. Lessee will put in writing and send to Lessor monthly any and all complaints against Lessor as related to the Demised Premises or the Shopping Center in general in order to properly notify Lessor that repairs are needed.

EXHIBIT C

1-metal 5 drawer desk with orange leather swivel chair
1-red chair
9-yellow chairs
1-high back yellow chair
1-strong metal cart on wheels
1-large wooden desk with side arm and 8 drawers with key
2-orange arm chairs
1-large wooden desk with 6 drawers with matching file credenza locking with keys
1 2 seat dinette style table with 2 wooden chairs
1-small metal 2 drawer desk
1-large 4'x8' wooden table with metal legs
1-small black swivel chair
6-orange stools
1-orange swivel chair
1-black stool
2-2 drawer (Mosler) top with large 2 sliding doors with 1 shelf storage under 1-4 drawer top with medium 2 sliding doors with i shelf storage under 1-Assitints credenza desk with matching 2 file drawer with locks
2-camera wall mounted (Mosler Photogaurd)
1-5 lb fire extinguisher
2-cork bulletin boards
2-cigarette ash trays freestanding at both entrances
3-chandeliers


MAIN VAULT all with keys

1-large 5 drawer microfilm safe cabinet
120-2 1 /2 x 4 inch lock boxes
168-1 1/2 x 4 inch lock boxes
168-2 x 4 inch lock boxes
9-12 x 5 inch lock boxes
1-14 x 24 inch lock box combination
6-12 x 12 inch lock boxes combination
4-24 x 24 inch lock boxes combination
1-large metal 3 shelf cart on wheels
2-small index card files 10 x 5 inches

                          Addendum To Lease Agreement
                          ---------------------------

As per paragraph 30, the parties do hereby agree that the Lease Term for this Lease Agreement by and between Great Lakes Bank and Shoreway Circle Inc. COMMENCED NOVEMBER 1, 1998 and is for a period of SIXTY MONTHS therefore it ENDS ON OCTOBER 31ST, 2003 and not 10/31/04 as stated on the first page of the signed Lease Agreement.



/s/ Len Slodov, Shoreway Circle Inc.                3/30/99
-----------------------------------------------------------
Len Slodov, Shoreway Circle Inc.                     Date



/s/ Richard Flenner Jr., Great Lakes Bank            4/1/99
-----------------------------------------------------------
Richard Flenner Jr., Great Lakes Bank                Date